Exhibit 99.2
Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of September 30, 2014

Corporate Overview

Brookdale Senior Living Inc. ("Brookdale") is the leading operator of senior living communities throughout the United States.  The Company is committed to providing senior living solutions primarily within properties that are designed, purpose-built and operated to provide the highest quality service, care and living accommodations for residents.  The Company operates independent living, assisted living and dementia-care communities and continuing care retirement centers ("CCRCs"), with approximately 1,150 communities in 46 states and the ability to serve over 111,000 residents. Through its ancillary services program, the Company also offers a range of outpatient therapy, home health, personalized living and hospice services.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Communities	Number of Units	Percentage of Q3 2014 Resident and Management Fees	Percentage of Q3 2014 Facility Operating Income	Percentage of YTD 2014 Resident and Management Fees	Percentage of YTD 2014 Facility Operating Income
Owned	403	35,171	38.2%	37.0%	40.5%	39.6%
Leased	583	48,081	50.8%	54.3%	48.6%	51.6%
Brookdale Ancillary Services	N/A	N/A	9.9%	5.5%	9.8%	5.6%
Managed	161	27,883	1.1%	3.2%	1.1%	3.2%
Total	1,147	111,135	100.0%	100.0%	100.0%	100.0%

Operating Type - By Segment
Retirement Centers	100	17,762	16.0%	20.4%	18.4%	23.1%
Assisted Living	841	55,304	53.5%	57.2%	46.9%	50.8%
CCRCs - Rental	45	10,186	14.9%	10.5%	14.9%	11.1%
CCRCs - Entry Fee (1)	-	-	4.6%	3.2%	8.9%	6.2%
Brookdale Ancillary Services	N/A	N/A	9.9%	5.5%	9.8%	5.6%
Management Services	161	27,883	1.1%	3.2%	1.1%	3.2%
Total	1,147	111,135	100.0%	100.0%	100.0%	100.0%

CFFO Per Share

($ except where indicated)	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year(3)	Q1	Q2	Q3
Reported CFFO	$0.55	$0.58	$0.57	$0.68	$2.38	$0.54	$0.61	$0.14
Add: integration, transaction and EMR roll-out costs (2)	0.02	0.03	0.04	0.03	0.12	0.10	0.10	0.49
Adjusted CFFO	$0.57	$0.61	$0.61	$0.71	$2.50	$0.64	$0.71	$0.63

Weighted average shares (000's)	122,823	123,405	124,128	124,308		124,478	125,058	159,003
Period end outstanding shares (excluding unvested restricted shares) (000's)	123,040	124,061	124,285	124,354		124,816	125,408	183,410

(1) In connection with the creation of the Entry Fee CCRC venture between the Company and HCP on August 29, 2014, the Company contributed to the venture all but two of the communities in the CCRCs - Entry Fee segment.  Financial and operating data for the two communities not contributed to the venture is included in the CCRCs - Entry Fee segment for the six months ended June 30, 2014 and the CCRCs - Rental segment for the three month period ended September 30, 2014.  The financial data and operating information of the communities contributed to the venture is included in the CCRC – Entry Fee segment for the time periods prior to being contributed.

(2) Integration and EMR roll-out costs include third party expenses directly related to the integration of Emeritus as well as internal costs such as labor reflecting time spent by Company personnel on integration and transaction activity.  Transaction costs include third party costs directly related to the acquisition of Emeritus and the completion of the transactions contemplated by the Master Agreement with HCP and include fees such as lender costs, legal, banking, accounting and consulting.

(3) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying third quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Segment Financial Data
As of September 30, 2014

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Retirement Centers	FY 2013					FY 2014 (1)
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	YTD	Q3P (3)
Revenue	128,922	130,170	133,272	133,920	526,284	132,349	133,441	155,227	421,017	164,557
Expenses	75,588	75,993	76,452	75,969	304,002	76,119	76,550	88,022	240,691	93,382
Segment Operating Income	53,334	54,177	56,820	57,951	222,282	56,230	56,891	67,205	180,326	71,175
Segment Operating Margin	41.4%	41.6%	42.6%	43.3%	42.2%	42.5%	42.6%	43.3%	42.8%	43.3%

Number of communities (period end)	76	76	76	76	76	74	74	100	-	100
Total average units(4)	14,429	14,429	14,444	14,454	14,439	14,161	14,162	16,594	-	17,667
Weighted average unit occupancy	89.5%	89.4%	90.2%	90.1%	89.8%	89.3%	88.9%	89.8%	-	90.0%
Senior Housing average monthly revenue per unit(5)	$3,328	$3,362	$3,408	$3,426	$3,381	$3,490	$3,532	$3,472	-	$3,450

Assisted Living	FY 2013					FY 2014 (1)
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	YTD	Q3P (3)
Revenue	260,615	260,497	262,524	268,232	1,051,868	277,431	277,230	516,640	1,071,301	620,328
Expenses	164,330	164,316	165,774	167,770	662,190	172,439	172,984	328,486	673,909	394,399
Segment Operating Income	96,285	96,181	96,750	100,462	389,678	104,992	104,246	188,154	397,392	225,929
Segment Operating Margin	36.9%	36.9%	36.9%	37.5%	37.0%	37.8%	37.6%	36.4%	37.1%	36.4%

Number of communities (period end)	431	432	432	438	438	440	440	841	-	841
Total average units(4)	21,556	21,499	21,513	22,149	21,679	22,435	22,463	45,260	-	55,245
Weighted average unit occupancy	89.1%	89.4%	90.0%	90.1%	89.7%	89.6%	89.0%	88.8%	-	88.9%
Senior Housing average monthly revenue per unit(5)	$4,523	$4,519	$4,518	$4,480	$4,510	$4,599	$4,622	$4,286	-	$4,214

CCRCs - Rental	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3 (2)	YTD	Q3P (3)
Revenue	100,327	97,562	100,076	99,010	396,975	97,944	98,212	144,074	340,230	147,539
Expenses	71,250	71,995	73,063	71,641	287,949	71,114	72,519	109,582	253,215	111,673
Segment Operating Income	29,077	25,567	27,013	27,369	109,026	26,830	25,693	34,492	87,015	35,866
Segment Operating Margin	29.0%	26.2%	27.0%	27.6%	27.5%	27.4%	26.2%	23.9%	25.6%	24.3%

Number of communities (period end)	27	27	27	26	26	26	26	45	-	45
Total average units(4)	6,687	6,684	6,687	6,617	6,669	6,457	6,469	9,783	-	10,130
Weighted average unit occupancy	87.6%	86.2%	86.7%	86.8%	86.8%	86.6%	85.9%	85.1%	-	85.4%
Senior Housing average monthly revenue per unit(5)	$5,709	$5,649	$5,759	$5,742	$5,715	$5,839	$5,894	$5,740	-	$5,640

CCRCs - Entry Fee	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3 (2)	YTD	Q3P (3)
Revenue	74,308	74,016	74,110	75,322	297,756	79,169	79,100	44,145	202,414	-
Expenses	54,737	56,244	55,892	54,490	221,363	59,534	60,733	33,714	153,981	-
Segment Operating Income	19,571	17,772	18,218	20,832	76,393	19,635	18,367	10,431	48,433	-
Segment Operating Margin	26.3%	24.0%	24.6%	27.7%	25.7%	24.8%	23.2%	23.6%	23.9%

Bridge to Cash Basis for CCRCs - Entry Fee segment
Revenue	74,308	74,016	74,110	75,322	297,756	79,169	79,100	44,145	202,414	-
Less: revenue amortization (non-cash)	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)	(7,202)	(7,547)	(4,930)	(19,679)	-
Add: net entrance fees (cash)	7,553	16,422	11,370	21,661	57,006	6,513	16,711	(576)	22,648	-
Adjusted revenue	74,728	83,406	78,467	89,152	325,753	78,480	88,264	38,639	205,383	-
Expenses	54,737	56,244	55,892	54,490	221,363	59,534	60,733	33,714	153,981	-
Adjusted Segment Operating Income	19,991	27,162	22,575	34,662	104,390	18,946	27,531	4,925	51,402	-
Adjusted Segment Operating Margin	26.8%	32.6%	28.8%	38.9%	32.0%	24.1%	31.2%	12.7%	25.0%

Number of communities (period end)	14	14	14	14	14	15	15	-	-	-
Total average units(4)	5,281	5,295	5,308	5,329	5,303	5,527	5,534	2,954	-	-
Weighted average unit occupancy	84.6%	83.8%	84.1%	84.3%	84.2%	84.7%	84.7%	87.0%	-	-
Senior Housing average monthly revenue per unit(5)	$5,011	$5,025	$4,994	$5,023	$5,013	$5,124	$5,091	$5,085	-	-

Total Senior Housing	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3 (2)	YTD	Q3P (3)
Revenue	564,172	562,245	569,982	576,484	2,272,883	586,893	587,983	860,086	2,034,962	932,424
Expenses	365,905	368,548	371,181	369,870	1,475,504	379,206	382,786	559,804	1,321,796	599,454
Operating Income	198,267	193,697	198,801	206,614	797,379	207,687	205,197	300,282	713,166	332,970
Operating Margin	35.1%	34.5%	34.9%	35.8%	35.1%	35.4%	34.9%	34.9%	35.0%	35.7%
G&A Allocation (6)	25,526	23,224	22,647	24,658	96,055	24,396	22,589	33,912	80,897
Adjusted Operating Income	172,741	170,473	176,154	181,956	701,324	183,291	182,608	266,370	632,269
Adjusted Operating Margin	30.6%	30.3%	30.9%	31.6%	30.9%	31.2%	31.1%	31.0%	31.1%

Number of communities (period end)	548	549	549	554	554	555	555	986	-	986
Total average units(4)	47,953	47,907	47,952	48,549	48,090	48,580	48,628	74,591	-	83,042
Weighted average unit occupancy	88.5%	88.3%	89.0%	89.0%	88.7%	88.6%	88.1%	88.5%	-	88.7%
Senior Housing average monthly revenue per unit(5)	$4,375	$4,373	$4,397	$4,387	$4,383	$4,491	$4,518	$4,315	-	$4,217

Brookdale Senior Living Inc.
Segment Financial Data
As of September 30, 2014

Financial Data and Operating Information (continued)
($ in 000s, except Senior Housing average monthly revenue per unit)

Brookdale Ancillary Services	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	YTD	Q3P (3)
Revenue	60,198	58,693	61,162	62,097	242,150	63,417	65,534	95,426	224,377	110,677
Expenses	47,098	47,479	49,398	52,466	196,441	50,664	52,629	77,280	180,573	89,397
Segment Operating Income	13,100	11,214	11,764	9,631	45,709	12,753	12,905	18,146	43,804	21,280
Segment Operating Margin	21.8%	19.1%	19.2%	15.5%	18.9%	20.1%	19.7%	19.0%	19.5%	19.2%
G&A Allocation (6)	6,055	6,005	5,516	5,806	23,382	5,642	5,908	5,709	17,259
Adjusted Segment Operating Income	7,045	5,209	6,248	3,825	22,327	7,111	6,997	12,437	26,545
Adjusted Segment Operating Margin	11.7%	8.9%	10.2%	6.2%	9.2%	11.2%	10.7%	13.0%	11.8%

Brookdale units served:
Outpatient Therapy consolidated	38,017	38,075	38,253	38,308	-	37,974	38,328	37,899	-
Home Health consolidated	32,389	32,864	33,940	33,894	-	34,518	35,061	44,297	-
Outpatient Therapy non-consolidated	13,502	14,177	14,733	14,017	-	14,138	13,942	18,716	-
Home Health non-consolidated	13,326	13,232	13,601	12,884	-	12,819	12,336	16,133	-
Total Brookdale units served:
Outpatient Therapy	51,519	52,252	52,986	52,325	-	52,112	52,270	56,615	-
Home Health	45,715	46,096	47,541	46,778	-	47,337	47,397	60,430	-

Outpatient Therapy treatment codes	821,308	840,076	818,758	844,987	-	812,632	798,754	762,993	-
Home Health average census	4,289	4,366	4,574	4,762	-	5,084	5,257	10,314	-

Total Senior Housing and Brookdale Ancillary Services	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3 (2)	YTD	Q3P (3)
Revenue	624,370	620,938	631,144	638,581	2,515,033	650,310	653,517	955,512	2,259,339	1,043,101
Expenses	413,003	416,027	420,579	422,336	1,671,945	429,870	435,415	637,084	1,502,369	688,851
Operating Income	211,367	204,911	210,565	216,245	843,088	220,440	218,102	318,428	756,970	354,250
Operating Margin	33.9%	33.0%	33.4%	33.9%	33.5%	33.9%	33.4%	33.3%	33.5%	34.0%
G&A Allocation (6)	31,581	29,229	28,163	30,464	119,437	30,038	28,497	39,621	98,156
Adjusted Operating Income	179,786	175,682	182,402	185,781	723,651	190,402	189,605	278,807	658,814
Adjusted Operating Margin	28.8%	28.3%	28.9%	29.1%	28.8%	29.3%	29.0%	29.2%	29.2%

Management Services	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	YTD	Q3P (3)
Revenue (Management Fees)	7,609	7,744	7,622	8,150	31,125	7,402	7,489	10,428	25,319	15,816
Expenses (G&A Allocation) (6)	6,031	6,192	6,106	6,334	24,663	6,116	5,649	7,453	19,218
Segment Operating Income	1,578	1,552	1,516	1,816	6,462	1,286	1,840	2,975	6,101
Segment Operating Margin	20.7%	20.0%	19.9%	22.3%	20.8%	17.4%	24.6%	28.5%	24.1%

Number of communities (period end)	101	101	102	95	95	92	92	161	-	161
Total average units(4)	18,114	18,310	18,291	17,618	18,083	17,140	16,978	21,352	-	27,640
Weighted average occupancy	84.9%	84.9%	85.7%	86.1%	85.4%	86.3%	86.8%	85.8%	-	85.6%
Senior Housing average monthly revenue per unit(5)	$3,460	$3,505	$3,499	$3,588	$3,512	$3,706	$3,701	$3,966	-	$4,204

Total Senior Housing, Brookdale Ancillary and Management Services	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3 (2)	YTD	Q3P (3)
Revenue	631,979	628,682	638,766	646,731	2,546,158	657,712	661,006	965,940	2,284,658	1,058,917
Expenses	413,003	416,027	420,579	422,336	1,671,945	429,870	435,415	637,084	1,502,369	688,851
Operating Income	218,976	212,655	218,187	224,395	874,213	227,842	225,591	328,856	782,289	370,066
Operating Margin	34.6%	33.8%	34.2%	34.7%	34.3%	34.6%	34.1%	34.0%	34.2%	34.9%
G&A Allocation (6)	37,612	35,421	34,269	36,798	144,100	36,154	34,146	47,074	117,374
Adjusted Operating Income	181,364	177,234	183,918	187,597	730,113	191,688	191,445	281,782	664,915
Adjusted Operating Margin	28.7%	28.2%	28.8%	29.0%	28.7%	29.1%	29.0%	29.2%	29.1%

(1) During the nine months ended September 30, 2014, two communities were moved from the Retirement Centers segment to the Assisted Living segment to more accurately reflect the underlying product offering of the communities.  The movement did not change the Company's reportable segments, but it did impact the operating information reported within the Retirement Centers and Assisted Living segments.  Revenue and expenses for the three and nine months ended September 30, 2013 have not been recast.

(2) In connection with the creation of the Entry Fee CCRC venture between the Company and HCP on August 29, 2014, the Company contributed to the venture all but two of the communities in the CCRCs - Entry Fee segment.  Financial and operating data for the two communities not contributed to the venture is included in the CCRCs - Entry Fee segment for the six months ended June 30, 2014 and the CCRCs - Rental segment for the three month period ended September 30, 2014.  The financial data and operating information of the communities contributed to the venture is included in the CCRC – Entry Fee segment for the time periods prior to being contributed.

(3) Q3 2014 Pro Forma information gives effect to the acquisition of Emeritus (which closed July 31, 2014) and the HCP Transactions (which closed August 29, 2014) as if they both had occurred on July 1, 2014.  Additionally, the pro forma information excludes results from the 49 HCP-owned communities that were leased by Emeritus, which were contributed to a RIDEA venture with HCP, and results from the Entry Fee CCRC communities that were contributed to the Entry Fee CCRC venture with HCP.  Additional information on the Company's interest in these ventures and the pro forma impact to the on-going Company is on page 8 "CFFO from Unconsolidated Ventures Reconciliation".

(4) Senior Housing total average units operated represent the average units operated during the period, excluding equity homes.
(5) Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

(6) Excludes non-cash stock-based compensation expense and integration, transaction and EMR roll-out costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of September 30, 2014

Financial Data
($ in 000s, except Senior Housing average monthly revenue per unit)

Owned Properties	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	YTD	Q3P (1)
Revenue	266,322	265,139	267,922	273,439	1,072,822	277,700	277,748	369,078	924,526	387,061
Expenses	175,672	176,623	178,382	178,941	709,618	182,706	184,773	247,359	614,838	253,988
Segment Operating Income	90,650	88,516	89,540	94,498	363,204	94,994	92,975	121,719	309,688	133,073
Segment Operating Margin	34.0%	33.4%	33.4%	34.6%	33.9%	34.2%	33.5%	33.0%	33.5%	34.4%

Bridge to Cash Basis for Entrance Fees
Revenue	266,322	265,139	267,922	273,439	1,072,822	277,700	277,748	369,078	924,526	387,061
Less: revenue amortization (non-cash)	(4,664)	(4,821)	(4,660)	(5,404)	(19,549)	(4,635)	(4,933)	(3,878)	(13,446)	(108)
Add: net entrance fees (cash)	5,449	10,936	8,014	13,694	38,093	4,079	11,710	(399)	15,390	850
Adjusted revenue	267,107	271,254	271,276	281,729	1,091,366	277,144	284,525	364,801	926,470	387,803
Expenses	175,672	176,623	178,382	178,941	709,618	182,706	184,773	247,359	614,838	253,988
Adjusted Segment Operating Income	91,435	94,631	92,894	102,788	381,748	94,438	99,752	117,442	311,632	133,815
Adjusted Segment Operating Margin	34.2%	34.9%	34.2%	36.5%	35.0%	34.1%	35.1%	32.2%	33.6%	34.5%

Number of communities (period end)	219	220	220	225	-	226	226	403	-	403
Total average units(2)	22,243	22,153	22,190	22,754	-	22,775	22,799	32,079	-	34,906
Weighted average unit occupancy	88.8%	88.7%	89.1%	89.2%	-	88.5%	88.0%	88.2%	-	88.2%
Senior Housing average monthly revenue per unit(3)	$4,416	$4,416	$4,438	$4,402	-	$4,516	$4,532	$4,302	-	$4,187

Leased Properties with Purchase Options	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	YTD	Q3P (1)
Revenue	75,096	74,504	75,902	76,651	302,153	77,863	77,418	87,008	242,289	87,418
Expenses	47,706	48,319	48,458	48,811	193,294	49,497	49,719	57,026	156,242	56,782
Segment Operating Income	27,390	26,185	27,444	27,840	108,859	28,366	27,699	29,982	86,047	30,636
Segment Operating Margin	36.5%	35.1%	36.2%	36.3%	36.0%	36.4%	35.8%	34.5%	35.5%	35.0%

Number of communities (period end)	83	83	84	84	-	84	84	111	-	111
Total average units(2)	6,313	6,309	6,357	6,381	-	6,391	6,391	7,347	-	7,602
Weighted average unit occupancy	89.6%	89.4%	89.8%	89.8%	-	89.0%	88.4%	88.6%	-	88.3%
Senior Housing average monthly revenue per unit(3)	$4,313	$4,298	$4,318	$4,348	-	$4,447	$4,440	$4,394	-	$4,342

Leased Properties without Purchase Options	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	YTD	Q3P (1)
Revenue	222,754	222,602	226,158	226,394	897,908	231,330	232,817	404,000	868,147	457,945
Expenses	142,527	143,606	144,341	142,118	572,592	147,003	148,294	255,419	550,716	288,684
Segment Operating Income	80,227	78,996	81,817	84,276	325,316	84,327	84,523	148,581	317,431	169,261
Segment Operating Margin	36.0%	35.5%	36.2%	37.2%	36.2%	36.5%	36.3%	36.8%	36.6%	37.0%

Number of communities (period end)	246	246	245	245	-	245	245	472	-	472
Total average units(2)	19,397	19,445	19,405	19,414	-	19,414	19,438	35,165	-	40,534
Weighted average unit occupancy	87.9%	87.6%	88.5%	88.6%	-	88.2%	87.9%	88.6%	-	89.1%
Senior Housing average monthly revenue per unit(3)	$4,344	$4,348	$4,381	$4,377	-	$4,491	$4,533	$4,314	-	$4,218

Total Senior Housing	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	YTD	Q3P (1)
Revenue	564,172	562,245	569,982	576,484	2,272,883	586,893	587,983	860,086	2,034,962	932,424
Expenses	365,905	368,548	371,181	369,870	1,475,504	379,206	382,786	559,804	1,321,796	599,454
Operating Income	198,267	193,697	198,801	206,614	797,379	207,687	205,197	300,282	713,166	332,970
Operating Margin	35.1%	34.5%	34.9%	35.8%	35.1%	35.4%	34.9%	34.9%	35.0%	35.7%

Number of communities (period end)	548	549	549	554	-	555	555	986	-	986
Total average units(2)	47,953	47,907	47,952	48,549	-	48,580	48,628	74,591	-	83,042
Weighted average unit occupancy	88.5%	88.3%	89.0%	89.0%	-	88.6%	88.1%	88.5%	-	88.7%
Senior Housing average monthly revenue per unit(3)	$4,375	$4,373	$4,397	$4,387	-	$4,491	$4,518	$4,317	-	$4,217

(1) Q3 2014 Pro Forma information gives effect to the acquisition of Emeritus (which closed July 31, 2014) and the HCP Transactions (which closed August 29, 2014) as if they both had occurred on July 1, 2014.  Additionally, the pro forma information excludes results from the 49 HCP-owned communities that were leased by Emeritus, which were contributed to a RIDEA venture with HCP, and results from the Entry Fee CCRC communities that were contributed to the Entry Fee CCRC venture with HCP.  Additional information on the Company's interest in these ventures and the pro forma impact to the on-going Company is on page 8 "CFFO from Unconsolidated Ventures Reconciliation".

(2) Senior Housing total average units operated represent the average units operated during the period, excluding equity homes.
(3) Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of September 30, 2014

Same Community Information
($ in 000s, except Avg. Mo. Revenue/Unit)	Legacy Brookdale Senior Housing			Legacy Brookdale Senior Housing
	Three Months Ended September 30,			Twelve Months Ended September 30,
	2014	2013	% Change	2014	2013	% Change
Revenue	$476,035	$464,095	2.6%	$1,883,654	$1,832,424	2.8%
Operating Expense	307,629	299,742	2.6%	1,205,056	1,192,080	1.1%
Facility Operating Income	$168,406	$164,353	2.5%	$678,598	$640,344	6.0%
Facility Operating Margin	35.4%	35.4%	-	36.0%	34.9%	1.1%

# Communities	508	508		508	508
Avg. Period Occupancy	88.7%	89.4%	-0.7%	88.9%	89.1%	-0.2%
Avg. Mo. Revenue/Unit	$4,529	$4,380	3.4%	$4,471	$4,339	3.0%

	Legacy Emeritus Senior Housing			Legacy Emeritus Senior Housing
	Three Months Ended September 30,			Twelve Months Ended September 30,
	2014	2013	% Change	2014	2013	% Change
Revenue	$360,762	$357,014	1.0%	$1,432,574	$1,411,883	1.5%
Operating Expense	232,065	236,301	-1.8%	938,101	921,678	1.8%
Facility Operating Income	$128,697	$120,713	6.6%	$494,473	$490,205	0.9%
Facility Operating Margin	35.7%	33.8%	1.9%	34.5%	34.7%	-0.2%

# Communities	403	403		398	398
Avg. Period Occupancy	88.4%	88.4%	-	88.4%	88.1%	0.3%
Avg. Mo. Revenue/Unit	$3,970	$3,932	1.0%	$3,944	$3,900	1.1%

	Combined Brookdale and Emeritus Senior Housing			Combined Brookdale and Emeritus Senior Housing
	Three Months Ended September 30,			Twelve Months Ended September 30,
	2014	2013	% Change	2014	2013	% Change
Revenue	$836,797	$821,109	1.9%	$3,316,228	$3,244,307	2.2%
Operating Expense	539,694	536,043	0.7%	2,143,157	2,113,758	1.4%
Facility Operating Income	$297,103	$285,066	4.2%	$1,173,071	$1,130,549	3.8%
Facility Operating Margin	35.5%	34.7%	0.8%	35.4%	34.8%	0.6%

# Communities	911	911		906	906
Avg. Period Occupancy	88.6%	88.9%	-0.3%	88.6%	88.6%	-
Avg. Mo. Revenue/Unit	$4,270	$4,173	2.3%	$4,227	$4,137	2.2%

Same Community Information reflects historical results from operations for same store communities (utilizing the Company's methodology for determining same store communities).

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended September 30,
Type	2014	2013
Recurring	$13,199	$12,127
Corporate (1)	10,163	4,135
EBITDA-enhancing / Major Projects (2)	25,462	28,940
Program Max / Development, net (3)	21,870	12,666
Net Total Capital Expenditures (4)	$70,694	$57,868

(1) Corporate includes capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.
(2) Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects.
(3)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.  Amounts shown are amounts invested, net of third party lessor funding received of $8.4 million and $3.4 million for the three months ended September 30, 2014 and 2013, respectively.

(4)  Approximately $14.5 million and $10.5 million of expense was recognized during the three months ended September 30, 2014 and 2013, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of September 30, 2014
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Maturities
	Mortgage	weighted	Line of	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Leases	rate (2)	Debt

2014	$301,612	5.34%	$-		$12,589	7.80%	$314,201
2015	163,947	4.60%	-		56,235	7.92%	220,182
2016	67,814	5.04%	-		144,578	5.66%	212,392
2017	554,798	5.88%	-		101,580	8.13%	656,378
2018	1,296,418	4.60%	-		95,060	8.20%	1,391,478
Thereafter	1,343,475	4.23%	-		2,276,923	8.57%	3,620,398
Total	$3,728,064	4.73%	$-		$2,686,965	8.37%	$6,415,029

Coverage Ratios

	Nine months ended September 30, 2014
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned communities	35,171	$323,873	$264,665	$85,898	3.1	x
Leased communities *	48,081	$419,917	$347,547	$299,386	1.2	x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Nine months ended September 30,
	2014	2013
Scheduled debt amortization	$42,563	$37,096
Lease financing debt amortization - FMV or no purchase option (3)	18,590	10,332
Lease financing debt amortization - bargain purchase option	12,376	12,586
Total debt amortization	$73,529	$60,014

Line Availability

($000s)	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14

Total line commitment	$250,000	$250,000	$250,000	$250,000	$250,000

Line availability (5)	$238,565	$250,000	$250,000	$250,000	$202,860
Ending line balance	45,000	30,000	25,000	12,000	-
Available to draw	$193,565	$220,000	$225,000	$238,000	$202,860
Cash and cash equivalents	42,690	58,511	45,701	50,934	238,324
Total liquidity (available to draw + cash)	$236,255	$278,511	$270,701	$288,934	$441,184

Total letters of credit outstanding	$71,762	$72,464	$71,675	$71,650	$74,488

Leverage Ratios

		Annualized
		Leverage
September 2014 annualized Adjusted EBITDAR	$1,325,292
Less: cash lease expense	(379,968)
September 2014 annualized Adjusted EBITDA	945,324
Less: cash capital lease payments	(241,536)
Sept 2014 annualized Adj EBITDA after capital lease payments	703,788

Debt	3,728,064	5.3	x
Line of credit	-
Less: unrestricted cash	(238,324)
Less: cash held as collateral against existing debt	(18,232)
Total net debt	3,471,508	4.9	x

Plus: capital leases	2,686,965
Total net debt after capital leases	6,158,473	6.5	x

September 2014 annualized cash lease expense multiplied by 8	3,039,744
Total adjusted net debt	$9,198,217	6.9	x

Debt Structure

		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$2,556,096	5.35%
Variable rate debt (1)	1,171,968	3.37%
Capital leases	2,686,965	8.37%
Line of credit (cash borrowings)	-
Total debt	$6,415,029

	Balance	% of total
Variable rate debt with interest rate caps (1) (4)	$831,883	71.0%
Variable rate debt - unhedged (1)	340,085	29.0%
Total variable rate debt (1)	$1,171,968	100.0%

(1) Includes mortgage debt and convertible notes, but excludes capital leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Payments are included in CFFO.
(4) Weighted cap rate for stated reporting period of 4.69% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(5) The actual amount available to borrow under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

(6) September 2014 information includes the actual results of the Company subsequent to the acquisition of Emeritus (which closed July 31, 2014) and the HCP Transactions (which closed August 29, 2014).

Brookdale Senior Living Inc.
CFFO Reconciliation
As of September 30, 2014

CFFO Calculation
($ in 000s)

	Three Months Ended September 30,
	2014	2013

Net cash provided by operating activities (includes non-refundable entrance fees)	$12,634	$104,247
Changes in operating assets and liabilities (eliminates cash flow effect)	29,620	(21,464)
Add: Refundable entrance fees received	3,388	9,875
Less: Entrance fee refunds disbursed	(7,668)	(7,728)
Less: Recurring capital expenditures, net	(13,199)	(12,127)
Less: Lease financing debt amortization with fair market value or no purchase options	(10,710)	(3,518)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(595)	(648)
Add: CFFO from unconsolidated ventures	9,435	1,922
Cash From Facility Operations	$22,905	$70,559

Add: Integration, transaction and EMR roll-out costs	76,649	4,661
Adjusted Cash From Facility Operations	$99,554	$75,220

Revenue Reconciliation (1)
($ in 000s except average monthly revenue per quarter)	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,375	4,373	4,397	4,387	4,383	4,491	4,518	4,317
Average monthly units (excluding equity homes) available	47,956	47,929	47,953	48,548	48,097	48,562	48,608	74,538
Average occupancy for the quarter	88.5%	88.3%	89.0%	89.0%	88.7%	88.6%	88.1%	88.5%
Senior Housing resident fee revenue	$557,039	$555,213	$562,969	$568,653	$2,243,874	$579,691	$580,436	$854,329

Add: Brookdale Ancillary Services segment revenue	60,198	58,693	61,162	62,097	242,150	63,417	65,534	95,426
Add: management fee revenue	7,609	7,744	7,622	8,150	31,125	7,402	7,489	10,428
Total revenues excluding entrance fee amortization	$624,846	$621,650	$631,753	$638,900	$2,517,149	$650,510	$653,459	$960,183

CFFO Reconciliation to the Income Statement

Resident and management fee revenue	$631,979	$628,682	$638,766	$646,731	$2,546,158	$657,712	$661,006	$965,940
Less: Entrance fee amortization	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)	(7,202)	(7,547)	(5,757)
Adjusted revenues	624,846	621,650	631,753	638,900	2,517,149	650,510	653,459	960,183

Less: Facility operating expenses	(413,003)	(416,027)	(420,579)	(422,336)	(1,671,945)	(429,870)	(435,415)	(637,084)
Add: Change in future service obligation	-	-	-	(1,917)	(1,917)	-	-	-
Adjusted facility operating expenses	(413,003)	(416,027)	(420,579)	(424,253)	(1,673,862)	(429,870)	(435,415)	(637,084)

Less: G&A including non-cash stock-based compensation expense	(46,611)	(46,035)	(45,824)	(46,078)	(184,548)	(44,665)	(47,008)	(90,020)
Less: Transaction costs	-	-	-	-	-	(10,844)	(6,808)	(41,572)
Add: G&A non-cash stock-based compensation expense	6,894	6,988	6,894	5,202	25,978	7,572	7,729	7,869
Net G&A	(39,717)	(39,047)	(38,930)	(40,876)	(158,570)	(47,937)	(46,087)	(123,723)

Less: Facility lease expense	(69,019)	(68,777)	(69,232)	(69,701)	(276,729)	(69,869)	(70,030)	(91,462)
Add: Straight-line lease expense	748	684	818	347	2,597	(223)	(217)	2,840
Add: Amortization of (above) below market lease, net	-	-	-	-	-	-	-	(1,377)
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	(1,093)
Net lease expense	(69,364)	(69,186)	(69,507)	(70,447)	(278,504)	(71,185)	(71,340)	(91,092)

Add: Entrance fee receipts	16,873	23,878	19,098	32,482	92,331	14,959	25,924	9,576
Less: Entrance fee disbursements	(9,320)	(7,456)	(7,728)	(10,821)	(35,325)	(8,446)	(9,213)	(7,668)
Net entrance fees	7,553	16,422	11,370	21,661	57,006	6,513	16,711	1,908

Adjusted EBITDA	110,315	113,812	114,107	124,985	463,219	108,031	117,328	110,192

Less: Recurring capital expenditures, net	(9,324)	(10,664)	(12,127)	(10,786)	(42,901)	(9,369)	(11,841)	(13,199)
Less: Interest expense, net	(30,668)	(29,591)	(29,170)	(30,557)	(119,986)	(29,677)	(29,372)	(73,030)
Less: Lease financing debt amortization with fair market value or no purchase options	(3,371)	(3,444)	(3,518)	(3,594)	(13,927)	(3,897)	(3,983)	(10,710)
Add: CFFO from unconsolidated ventures	1,958	2,099	1,922	1,825	7,804	2,241	1,996	9,435
Less: Other	(1,068)	(1,060)	(655)	2,597	(186)	133	2,528	217

Reported CFFO	$67,842	$71,152	$70,559	$84,470	$294,023	$67,462	$76,656	$22,905

Add: integration, transaction and EMR roll-out costs	2,105	3,626	4,661	4,078	14,470	11,783	11,941	76,649
Adjusted CFFO	$69,947	$74,778	$75,220	$88,548	$308,493	$79,245	$88,597	$99,554

CFFO Per Share

($ except where indicated)	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Q2	Q3
Reported CFFO	$0.55	$0.58	$0.57	$0.68	$2.38	$0.54	$0.61	$0.14
Add: integration, transaction and EMR roll-out costs	0.02	0.03	0.04	0.03	0.12	0.10	0.10	0.49
Adjusted CFFO	$0.57	$0.61	$0.61	$0.71	$2.50	$0.64	$0.71	$0.63

Shares used in calculation of CFFO (000's)	122,823	123,405	124,128	124,308		124,478	125,058	159,003

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.
Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
CFFO from Unconsolidated Ventures
As of September 30, 2014

CFFO from Unconsolidated Ventures reconciliation
($ in 000s)	Entrance Fee Ventures		Senior Housing Rental Ventures
	FY 2014		FY 2014
	Q3	Q3P (1)	Q3	Q3P (1)

Resident revenue	$33,257	$82,720	$80,862	$118,541
Less: Entrance fee amortization	(638)	(284)	-	-
Adjusted revenues	32,619	82,436	80,862	118,541

Less: Facility operating expenses	(25,040)	(63,286)	(51,698)	(78,634)
Add: Change in future service obligation	-	-	-	-
Adjusted facility operating expenses	(25,040)	(63,286)	(51,698)	(78,634)

Less: G&A including non-cash stock-based compensation expense	(6,015)	(4,935)	(3,925)	(3,963)
Add: G&A non-cash stock-based compensation expense	-	-	-	-
Net G&A	(6,015)	(4,935)	(3,925)	(3,963)

Add: Entrance fee receipts	16,112	24,702	-	-
Less: Entrance fee disbursements	(4,780)	(13,997)	-	-
Net entrance fees	11,332	10,705	-	-

Adjusted EBITDA	12,896	24,920	25,239	35,944

Less: Recurring capital expenditures, net	(193)	(341)	(974)	(1,086)
Less: Interest expense, net	(1,161)	(1,586)	(15,648)	(26,117)

Reported Cash From Facility Operations for Unconsolidated Ventures	$11,542	$22,993	$8,617	$8,741

Add: integration, transaction and EMR roll-out costs	4,088	-	738	-
Adjusted Cash From Facility Operations for Unconsolidated Ventures	$15,630	$22,993	$9,355	$8,741

Brookdale Weighted Average Ownership %	51.7%	51.0%	14.5%	14.4%
CFFO from Unconsolidated Ventures	$8,081	$11,727	$1,354	$1,263

Leverage Ratio for Unconsolidated Ventures
Debt as of September 30, 2014	$203,621		$1,435,689
Annualized Adjusted EBITDA	99,680		143,776
Annualized Leverage	2.0	x	10.0	x

(1)  Q3 2014 Pro Forma information gives effect to the acquisition of Emeritus (which closed July 31, 2014) and the HCP Transactions (which closed August 29, 2014) as if they both had occurred on July 1, 2014.

Unconsolidated Ventures Schedule of Capital Expenditures
($ in 000s)	FY 2014
Type	Q3
Recurring	$1,167
EBITDA-enhancing / Major Projects	5,247
Program Max / Development, net	2,758
Net Total Capital Expenditures	$9,172

Brookdale Senior Living Inc.
Cash Lease and Interest Expense
As of September 30, 2014

Cash Lease and Interest Expense
($ in 000s)	FY 2014
	Q3	Q3P (1)

Facility Lease Payments

Facility lease expense	91,462	100,035
Less: Straight-line lease expense and amortization, net	(1,463)	(6,135)
Add: Amortization of deferred gain	1,093	1,093
Cash lease payments - Operating Leases	91,092	94,993
Supplemental breakout:
Communities with purchase options	5,590	6,237
Communities without purchase options	85,502	88,756
	91,092	94,993

Capital Lease Interest	40,916	56,073
Capital Lease Interest - noncash	(5,947)	(8,270)
Capital lease principal (2)	10,710	10,987
Net lease payments - Capital and Financing Leases	45,679	58,790
Supplemental breakout:
Communities with purchase options	13,571	15,129
Communities without purchase options	32,108	43,661
	45,679	58,790

Total net lease payments	136,771	153,783

(1) Q3 2014 Pro Forma information gives effect to the acquisition of Emeritus (which closed July 31, 2014) and the HCP Transactions (which closed August 29, 2014) as if they both had occurred on July 1, 2014.  Additionally, the pro forma information excludes results from the 49 HCP-owned communities that were leased by Emeritus, which were contributed to a RIDEA venture with HCP, and results from the Entry Fee CCRC communities that were contributed to the Entry Fee CCRC venture with HCP.  Additional information on the Company's interest in these ventures and the pro forma impact to the on-going Company is on page 8 "CFFO from Unconsolidated Ventures Reconciliation".

(2) Includes lease financing debt amortization on communities with FMV or no purchase option. Payments are included in CFFO.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of September 30, 2014
($ in 000s)

Cash Flow Statements

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013	Q1 2014	Q2 2014	Q3 2014
Cash Flows from Operating Activities
Net income (loss)	$3,558	$(5,200)	$(967)	$(975)	$(3,584)	$(2,299)	$(3,295)	$(37,036)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss on extinguishment of debt	-	893	53	319	1,265	-	3,197	569
Depreciation and amortization, net	69,228	71,602	72,744	72,237	285,811	74,334	75,166	178,810
Asset impairment	-	2,154	504	10,233	12,891	-	-	-
Equity in (earnings) loss of unconsolidated ventures	(115)	(445)	(431)	(493)	(1,484)	(636)	(1,523)	1,246
Distributions from unconsolidated ventures from cumulative share of net earnings	668	773	648	602	2,691	245	370	595
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	(1,093)
Amortization of entrance fees	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)	(7,202)	(7,547)	(5,757)
Proceeds from deferred entrance fee revenue	9,237	12,124	9,223	13,607	44,191	9,035	14,906	6,188
Deferred income tax (benefit) provision	-	-	-	(183)	(183)	598	(5)	(116,757)
Change in deferred lease liability	748	684	818	347	2,597	(223)	(217)	2,840
Change in fair value of derivatives	(135)	(1,836)	1,377	(386)	(980)	847	1,322	10
(Gain) loss on sale of assets	(926)	24	26	(96)	(972)	76	39	200
Change in future service obligation	-	-	-	(1,917)	(1,917)	-	-	-
Non-cash stock-based compensation	6,894	6,988	6,894	5,202	25,978	7,572	7,729	7,869
Non-cash interest expense on financing leases	-	-	-	-	-	-	-	5,947
Amortization of (above) below market rents, net	-	-	-	-	-	-	-	(1,377)
Changes in operating assets and liabilities:
Accounts receivable, net	(9,064)	1,736	(2,154)	4,033	(5,449)	(2,499)	3,914	23,671
Prepaid expenses and other assets, net	9,140	(12,679)	734	10,288	7,483	(5,816)	(8,369)	(53,861)
Accounts payable and accrued expenses	(10,871)	12,926	18,540	13,242	33,837	(27,561)	14,245	6,222
Tenant refundable fees and security deposits	(335)	(258)	(235)	36	(792)	(615)	138	(674)
Deferred revenue	(5,316)	(1,018)	4,579	(126)	(1,881)	7,933	(7,459)	(4,978)
Net cash provided by operating activities	64,485	80,343	104,247	117,046	366,121	52,696	91,518	12,634
Cash Flows from Investing Activities
(Increase) decrease in lease security deposits and lease acquisition deposits, net	(1,952)	(1,066)	972	(5)	(2,051)	7	(73)	3,326
Decrease (increase) in cash and escrow deposits — restricted	826	2,195	(537)	8,242	10,726	6,627	(6,039)	14,052
Additions to property, plant and equipment and leasehold intangibles, net	(51,614)	(48,677)	(61,231)	(96,005)	(257,527)	(59,717)	(73,712)	(79,104)
Acquisition of assets, net of related payables and cash received	(2)	(4,833)	(2,559)	(27,292)	(34,686)	(515)	-	(39,303)
Acquisition of Emeritus Corporation, cash acquired	-	-	-	-	-	-	-	28,429
(Issuance of) payment on notes receivable, net	(17)	(47)	159	73	168	76	2,564	73
Investment in unconsolidated ventures	(5,843)	(2,149)	(9,180)	-	(17,172)	-	-	(25,532)
Distributions received from unconsolidated ventures	-	-	100	1,500	1,600	-	2,643	9,414
Proceeds from sale of assets, net	440	7,114	-	26,582	34,136	-	-	-
Net cash used in investing activities	(58,162)	(47,463)	(72,276)	(86,905)	(264,806)	(53,522)	(74,617)	(88,645)
Cash Flows from Financing Activities
Proceeds from debt	8,955	418,667	170,230	65,082	662,934	20,516	159,638	46,356
Repayment of debt and capital and financing lease obligations	(17,707)	(470,825)	(163,209)	(72,392)	(724,133)	(22,401)	(159,412)	(92,568)
Proceeds from line of credit	105,000	85,000	130,000	105,000	425,000	70,000	12,000	160,000
Repayment of line of credit	(140,000)	(60,000)	(155,000)	(120,000)	(475,000)	(75,000)	(25,000)	(172,000)
Proceeds from public equity offering, net	-	-	-	-	-	-	-	330,405
Payment of financing costs, net of related payables	(2,200)	(5,695)	(3,299)	(382)	(11,576)	(2,905)	2,087	(202)
Refundable entrance fees:
Proceeds from refundable entrance fees	7,636	11,754	9,875	18,875	48,140	5,924	11,018	3,388
Refunds of entrance fees	(9,320)	(7,456)	(7,728)	(10,821)	(35,325)	(8,446)	(9,213)	(7,668)
Cash portion of loss on extinguishment of debt, net	-	(453)	(49)	-	(502)	-	(3,180)	(921)
Payment on lease termination	-	-	-	-	-	-	-	(3,875)
Purchase of derivatives	-	(1,489)	(1,374)	-	(2,863)	-	-	-
Other	315	321	327	318	1,281	328	394	486
Net cash (used in) provided by financing activities	(47,321)	(30,176)	(20,227)	(14,320)	(112,044)	(11,984)	(11,668)	263,401
Net (decrease) increase in cash and cash equivalents	(40,998)	2,704	11,744	15,821	(10,729)	(12,810)	5,233	187,390
Cash and cash equivalents at beginning of period	69,240	28,242	30,946	42,690	69,240	58,511	45,701	50,934
Cash and cash equivalents at end of period	$28,242	$30,946	$42,690	$58,511	$58,511	$45,701	$50,934	$238,324